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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2004

IMCLONE SYSTEMS INCORPORATED
(Exact name of Registrant as Specified in Charter)

Delaware (State of incorporation or organization)	0-19612 (Commission File Number)	04-2834797 (I.R.S. Employer Identification No.)
180 Varick Street, 6th Floor New York, New York 10014 (Address of Principal Executive Offices) (Zip Code)
(212) 645-1405 (Registrant's telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Item 12.    Results of Operations and Financial Condition

        On April 27, 2004, ImClone Systems Incorporated (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

        In connection with the foregoing, the Company hereby furnishes the following exhibit pursuant to Item 12 of Form 8-K:

Exhibit No.	Exhibit Title
99.1	First quarter 2004 earnings press release of ImClone Systems Incorporated dated April 27, 2004.

        The information included in this Current Report on Form 8-K (including the exhibit hereto) is being furnished under Item 12, "Results of Operations and Financial Condition," of Form 8-K. As such, the information (including the exhibit) herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED
By:	/s/ MICHAEL HOWERTON Name: Michael Howerton Title: Acting Chief Financial Officer

Date: April 27, 2004

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EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	First quarter 2004 earnings press release of ImClone Systems Incorporated dated April 27, 2004.

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  Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX